Filed Pursuant to Rule 497
Registration No. 333-202461

FIRST CAPITAL INVESTMENT CORPORATION
SUPPLEMENT NO. 4 DATED MARCH 30, 2017
TO THE PROSPECTUS DATED APRIL 29, 2016

This document supplements, and should be read in conjunction with our prospectus dated April 29, 2016 (the “Prospectus”), Supplement No. 1 to the Prospectus, dated September 14, 2016, Supplement No. 2 to the Prospectus, dated December 29, 2016, and Supplement No. 3 to the Prospectus, dated February 10, 2017. Unless otherwise defined in this Supplement No. 4, capitalized terms used in this Supplement No. 4 shall have the same meanings as set forth in the Prospectus.

The purpose of this Supplement No. 4 is to reflect the following:

(1)	status of our offering of shares of common stock;
(2)	the execution of an agreement to sell 100% of the membership interests in Freedom Capital Investment Management LLC and Democracy Funding LLC to First Capital Real Estate Investments, LLC;
(3)	our investments as of March 30, 2017; and
(4)	change to our volume discounts.

Status of the Offering

On February 16, 2017, we commenced material operations by satisfying the terms of the minimum offering requirement. The terms of the minimum offering requirement required us to deposit all subscription proceeds in escrow pursuant to the terms of our amended and restated escrow agreement with UMB Bank, N.A., until the date that we received subscriptions aggregating at least $1,000,000 in shares of our common stock, including subscriptions from our directors, officers and affiliates and FCIC Advisors LLC, our investment adviser. As of March 17, 2017, we had accepted investors’ subscriptions for and issued 613,252.52525 shares of our common stock in our public offering, resulting in gross offering proceeds of approximately $6,130,000.

The Execution of an Agreement to Sell 100% of the Membership Interests in Freedom Capital Investment Management LLC and Democracy Funding LLC to First Capital Real Estate Investments, LLC

On March 28, 2017, Freedom Capital Investment Management LLC (“FCIM”), the entity that owns FCIC Advisors LLC, our investment adviser (“FCIC Advisors”), and Democracy Funding LLC, the dealer manager in our offering, entered into a Membership Interest Purchase Agreement with First Capital Real Estate Investments, LLC (“FCREI”) whereby FCREI agreed to acquire all of the membership units of FCIM and Democracy Funding in exchange for a secured promissory note payable over time. FCREI is controlled by Suneet Singal, who was appointed Chairman of our board of directors following the execution of the Membership Interest Purchase Agreement. The acquisition of FCIM is expected to close on or about April 3, 2017.

In anticipation of the closing of the acquisition of FCIM, Jeffrey McClure resigned as President, Chief Executive Officer and Chairman of our board of directors effective March 30, 2017. In addition, Liam Coakley, David Duhamel, Keith Hall and Steven Looney also resigned from our board of directors on March 30, 2017 and were replaced by Dr. Bob Froehlich and Frank Grant, both of whom are independent of us, FCIC Advisors and FCREI. Pat Clemens was appointed by the board of directors to replace Mr. McClure as our President and Chief Executive Officer and Suneet Singal was appointed to the board of directors as an interested director and named Chairman of the board of directors.

Upon the closing of the acquisition of FCIM by FCREI on or about April 3, 2017, there will be a change in control of FCIC Advisors, which will result in an “assignment,” as that term is used in the 1940 Act, of the investment advisory and administrative services agreement between us and FCIC Advisors (the “Advisory Agreement”). Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement provide for its automatic termination in the event of its “assignment.” In anticipation of the termination of the Advisory Agreement, our board of directors is scheduled to hold an in-person meeting on March 31, 2017 to approve an interim investment advisory agreement (the “Interim Advisory Agreement”) with FCIC Advisors, as permitted by Rule 15a-4 of the 1940 Act, on substantially the same terms as the Advisory Agreement. The Interim Advisory Agreement will be effective for 150 days from the date of the termination of the Advisory Agreement. Our board of directors intends to submit a new investment advisory and administrative services agreement, which we expect to be substantially similar to the Advisory Agreement and the Interim Advisory Agreement, for stockholder approval at our 2017 annual meeting of stockholders. If approved by our stockholders, the new investment advisory and administrative services agreement will have a one-year term and may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act.

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In addition, the Membership Interest Purchase Agreement also provides for the acquisition by FCREI of The Bear Companies, an entity controlled by Mr. McClure and his wife, which owns Democracy Funding LLC, the dealer manager in our public offering. The acquisition of The Bear Companies is contingent upon approval of the change in control of Democracy Funding by FINRA. No application has been submitted to FINRA at this time, and there can be no assurance as to whether FINRA will approve the change in control on the terms contemplated by the Membership Interest Purchase Agreement.

The following information replaces in its entirety the section entitled “Prospectus Summary – About FCIC Advisors” beginning on page 3 of the Prospectus:

In September 2014, our former Chairman of our board of directors, president and chief executive officer, Jeffrey M. McClure, co-founded FCIC Advisors, as a wholly-owned subsidiary of FCIM.

On March 28, 2017, FCIM entered into a Membership Interest Purchase Agreement with FCREI, whereby FCREI agreed to acquire all of the membership units of FCIM and Democracy Funding in exchange for a secured promissory note payable over time. FCREI is controlled by the current Chairman of our board of directors, Suneet Singal, who was appointed Chairman of our board of directors following the execution of the Membership Interest Purchase Agreement. The acquisition of FCIM is anticipated to close on or about April 3, 2017.

In anticipation of the closing of the acquisition of FCIM, Mr. McClure resigned as president, chief executive officer and Chairman of our board of directors effective March 30, 2017. In addition, Liam Coakley, David Duhamel, Keith Hall and Steven Looney also resigned their resignations from our board of directors on March 30, 2017 and were replaced by Dr. Bob Froehlich and Frank Grant, both of whom are independent of us, FCIC Advisors and FCREI. Pat Clemens was appointed by the board of directors to replace Mr. McClure as our president and chief executive officer and Suneet Singal was appointed to the board of directors as an interested director and named Chairman of the board of directors. See “Management—Board of Directors and Executive Officers” for biographical information regarding Dr. Froehlich, Mr. Grant, Mr. Clemens and Mr. Singal.

Upon the closing of the acquisition of FCIM by FCREI on or about April 3, 2017, there will be a change in control of FCIC Advisors, which will result in an “assignment,” as that term is used in the 1940 Act, of the Advisory Agreement. Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement provide for its automatic termination in the event of its “assignment.” In anticipation of the termination of the Advisory Agreement, our board of directors is scheduled to hold an in-person meeting on March 31, 2017 to approve the Interim Advisory Agreement with FCIC Advisors, as permitted by Rule 15a-4 of the 1940 Act, on substantially the same terms as the Advisory Agreement. The Interim Advisory Agreement will be effective for 150 days from the date of the termination of the Advisory Agreement. Our board of directors intends to submit a new investment advisory and administrative services agreement, which we expect to be substantially similar to the Advisory Agreement and the Interim Advisory Agreement, for stockholder approval at our 2017 annual meeting of stockholders. If approved by our stockholders, the new investment advisory and administrative services agreement will have a one-year term and may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act.

Since the material terms of the Advisory Agreement and the Interim Advisory Agreement are identical, we use the term “Advisory Agreement” in this prospectus to include both agreements.

FCIC Advisors’ senior management team has experience in lending, private equity and real estate investing and has expertise in investing at all levels of the capital structure to provide attractive returns to investors. The team has knowledge of the managerial, operational and regulatory requirements of highly regulated entities including banks, REITs, BDCs and registered broker dealers.

All investment decisions require majority approval of FCIC Advisors’ investment committee, which currently consists of Pat Clemens, Suneet Singal and Tony Arostegui. See ‘‘Portfolio Management’’ for biographical information relating to the members of FCIC Advisors’ investment committee. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FCIC Advisors, to determine that the provisions of the Advisory Agreement are carried out. See ‘‘Investment Advisory and Administrative Services Agreement’’ for more information, including information regarding the termination provisions of the Advisory Agreement.

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The following information replaces in its entirety the third paragraph under “Prospectus Summary – Plan of Distribution” on page 9 of the Prospectus:

Democracy Funding LLC acts as the dealer manager in connection with the sale of shares registered in this offering. The dealer manager was formed in 2002 and became a member of FINRA in 2003. Democracy Funding LLC was acquired by The Bear Companies, an affiliate of FCIM, in 2005. On March 28, 2017, The Bear Companies and FCREI entered into the Membership Interest Purchase Agreement, which provides for the acquisition by FCREI of The Bear Companies. The acquisition of The Bear Companies is contingent upon approval of the change in control of Democracy Funding by FINRA. No application has been submitted to FINRA at this time, and there can be no assurance as to whether FINRA will approve the change in control on the terms contemplated by the Membership Interest Purchase Agreement. Our dealer manager has not previously served as a dealer manager in a continuous public offering. See “Plan of Distribution — Compensation of Dealer Manager and Selected Broker-Dealers” for information regarding the fees payable to the dealer manager in this offering.

The following information replaces in its entirety the first and second sentences under “Questions and Answers About This Offering – Q: Who will choose which investments to make?” on page 23 of the Prospectus:

All investment decisions will be made by FCIC Advisors and will require majority approval from the members of its investment committee. FCIC Advisors’ investment committee currently consists of Pat Clemens, our president and chief executive officer, Suneet Singal, chairman of our board of directors and Tony Arostegui.

The following information should be added to the beginning of the section entitled “Risk Factors – Risks Related to an Investment in Our Common Stock” beginning on page 29 of the Prospectus:

FCIM and Democracy Funding have entered into an agreement with FCREI, whereby FCREI has agreed to acquire both FCIM and Democracy Funding. As a result of the execution of this agreement, there have been significant changes in the composition of our management team and our board of directors. There can be no assurance that the changes resulting from the agreement with FCREI will be beneficial to our stockholders.

On March 28, 2017, FCIM and Democracy Funding entered into a Membership Interest Purchase Agreement with FCREI, whereby FCREI agreed to acquire all of the membership units of FCIM and Democracy Funding in exchange for a secured promissory note payable over time. FCREI is controlled by Suneet Singal, who was appointed Chairman of our board of directors following the execution of the Membership Interest Purchase Agreement. The acquisition of FCIM is expected to close on or about April 3, 2017.

In anticipation of the closing of the acquisition of FCIM, Jeffrey McClure resigned as president, chief executive officer and Chairman of our board of directors effective March 30, 2017. In addition, Liam Coakley, David Duhamel, Keith Hall and Steven Looney also resigned from our board of directors on March 30, 2017 and were replaced by Dr. Bob Froehlich and Frank Grant, both of whom are independent of us, FCIC Advisors and FCREI. Pat Clemens was appointed by the board of directors to replace Mr. McClure as our president and chief executive officer and Suneet Singal was appointed to the board of directors as an interested director and named Chairman of the board of directors. See “Management—Board of Directors and Executive Officers” for biographical information regarding Dr. Froehlich, Mr. Grant, Mr. Clemens and Mr. Singal.

In addition, the Membership Interest Purchase Agreement also provides for the acquisition by FCREI of The Bear Companies, an entity controlled by Mr. McClure and his wife, which owns Democracy Funding LLC, the dealer manager in this public offering. The acquisition of The Bear Companies is contingent upon approval of the change in control of Democracy Funding by FINRA. No application has been submitted to FINRA at this time, and there can be no assurance as to whether FINRA will approve the change in control on the terms contemplated by the Membership Interest Purchase Agreement.

FCIC Advisors has no prior experience managing a BDC or a RIC.

FCIC Advisors is a recently-formed entity and has no prior experience managing a BDC or a RIC. Upon the closing of the acquisition of FCIM by FCREI, FCIC Advisors will be controlled by FCREI. FCREI has no prior experience managing a BDC or a RIC. Therefore, FCIC Advisors may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to other types of investment vehicles. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly-traded public companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or a RIC or could force us to pay unexpected taxes and penalties, which could be material. FCIC Advisors’ lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

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The acquisition of FCIM, which will result in a change in control of FCIC Advisors, will terminate the Advisory Agreement. While our board of directors intends to approve the Interim Advisory Agreement, as permitted by Rule 15a-4 of the 1940 Act, the Interim Advisory Agreement will have a maximum term of 150 days. If our stockholders do not approve a replacement investment advisory agreement at our 2017 annual meeting of stockholders, we will be required to locate a new investment adviser, which may be time-consuming and costly and could hinder our fundraising.

Upon the closing of the acquisition of FCIM by FCREI, there will be a change in control of FCIC Advisors, which will result in an “assignment,” as that term is used in the 1940 Act, of the Advisory Agreement. Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement provide for its automatic termination in the event of its “assignment.” In anticipation of the termination of the Advisory Agreement, our board of directors is scheduled to hold an in-person meeting on March 31, 2017 to approve the Interim Advisory Agreement with FCIC Advisors, as permitted by Rule 15a-4 of the 1940 Act, on substantially the same terms as the Advisory Agreement. The Interim Advisory Agreement will be effective for 150 days from the date of the termination of the Advisory Agreement. Our board of directors intends to submit a new investment advisory and administrative services agreement, which we expect to be substantially similar to the Advisory Agreement and Interim Advisory Agreement, for stockholder approval at our 2017 annual meeting of stockholders. If approved by our stockholders, the new investment advisory and administrative services agreement will have a one-year term and may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act.

If our stockholders do not approve a new investment advisory and administrative services agreement at our 2017 annual meeting of stockholders, the Interim Advisory Agreement will expire in August 2017. If we do not locate a replacement investment adviser by such time, it could adversely affect our ability to deploy proceeds raised in this offering pursuant to our investment objectives and could negatively impact our ability to raise capital. In addition, the process of locating a replacement investment adviser can be costly and time-consuming.

The section entitled “Risk Factors – Risks Related to FCIC Advisors and Its Affiliates – FCIC Advisors has no prior experience managing a BDC or a RIC.” on page 44 of the Prospectus is hereby deleted in its entirety.

The following information replaces in its entirety the section entitled “Investment Objectives and Strategy — About FCIC Advisors” beginning on page 71 of the Prospectus:

About FCIC Advisors

In September of 2014, our former Chairman, president and chief executive officer, Jeffrey M. McClure, co-founded FCIC Advisors, as a wholly-owned subsidiary of FCIM. On March 28, 2017, FCIM and Democracy Funding entered into a Membership Interest Purchase Agreement with FCREI, whereby FCREI agreed to acquire all of the membership units of FCIM and Democracy Funding in exchange for a secured promissory note payable over time. FCREI is controlled by Suneet Singal, who was appointed Chairman of our board of directors following the execution of the Membership Interest Purchase Agreement. The acquisition of FCIM is expected to close on or about April 3, 2017.

In anticipation of the closing of the acquisition of FCIM, Jeffrey McClure resigned as president, chief executive officer and Chairman of our board of directors effective March 30, 2017. In addition, Liam Coakley, David Duhamel, Keith Hall and Steven Looney also resigned from our board of directors on March 30, 2017 and were replaced by Dr. Bob Froehlich and Frank Grant, both of whom are independent of us, FCIC Advisors and FCREI. Pat Clemens was appointed by the board of directors to replace Mr. McClure as our president and chief executive officer and Suneet Singal was appointed to the board of directors as an interested director and named Chairman of the board of directors. See “Management—Board of Directors and Executive Officers” for biographical information regarding Dr. Froehlich, Mr. Grant, Mr. Clemens and Mr. Singal.

Upon the closing of the acquisition of FCIM by FCREI on or about April 3, 2017, there will be a change in control of FCIC Advisors, which will result in an “assignment,” as that term is used in the 1940 Act, of the Advisory Agreement. Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement provide for its automatic termination in the event of its “assignment.” In anticipation of the termination of the Advisory Agreement, our board of directors is scheduled to hold an in-person meeting on March 31, 2017 to approve the Interim Advisory Agreement with FCIC Advisors, as permitted by Rule 15a-4 of the 1940 Act, on substantially the same terms as the Advisory Agreement. The Interim Advisory Agreement will be effective for 150 days from the date of the termination of the Advisory Agreement. Our board of directors intends to submit a new investment advisory and administrative services agreement, which we expect to be substantially similar to the Advisory Agreement and Interim Advisory Agreement, for stockholder approval at our 2017 annual meeting of stockholders. If approved by our stockholders, the new investment advisory and administrative services agreement will have a one-year term and may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act.

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In addition, the Membership Interest Purchase Agreement also provides for the acquisition by FCREI of The Bear Companies, an entity controlled by Mr. McClure and his wife, which owns Democracy Funding LLC, the dealer manager in this offering. The acquisition of The Bear Companies is contingent upon approval of the change in control of Democracy Funding by FINRA. No application has been submitted to FINRA at this time, and there can be no assurance as to whether FINRA will approve the change in control on the terms contemplated by the Membership Interest Purchase Agreement.

FCIC Advisors’ senior management team has experience in lending, private equity and real estate investing and has expertise in investing at all levels of capital structure to provide attractive returns to investors. The team has knowledge of managerial, operational and regulatory requirements of highly regulated entities including banks, REITs, BDCs and registered broker dealers.

The following information replaces in its entirety the first sentence of the first paragraph under “Management – Board of Directors and Executive Officers” on page 84 of the Prospectus:

Our board of directors consists of three members, two of whom are not “interested persons” of us or FCIC Advisors, as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the New York Stock Exchange, LLC.

The following information replaces in its entirety the first two sentences of the third paragraph under “Management – Board of Directors and Executive Officers” on page 84 of the Prospectus:

Mr. Suneet Singal, who is not an independent director, serves as Chairman of our board of directors. Our board of directors feels that Mr. Singal, as the founding principal of FCREI, is the director with the most knowledge of our business strategy and is best situated to serve as Chairman of our board of directors.

The following information replaces in its entirety the table under “Management – Board of Directors and Executive Officers – Directors” on page 85 of the Prospectus:

Name	Year of Birth	Director Since	Expiration of Term
Interested Director
Suneet Singal(1)	1978	2017	2017
Independent Directors
Dr. Bob Froehlich	1953	2017	2017
Frank Grant	1970	2017	2017

(1)	Mr. Singal is viewed as an interested person of FCIC Advisors, and consequently as an interested director, by virtue of his controlling position in FCREI, which controls FCIC Advisors.

The following information replaces in its entirety the section entitled “Management – Board of Directors and Executive Officers – Interested Directors” beginning on page 85 of the Prospectus:

Interested Director

Suneet Singal. Mr. Singal has served as Chairman of our board of directors since March 2017. Mr. Singal serves as the chief executive officer of First Capital Real Estate Investments LLC (“FCREI”), the chief executive officer, secretary and chairman of the board of directors of First Capital Real Estate Trust, Inc. (“FCRETI”), and as chief executive officer and secretary of FCRETI’s external advisor. He began his real estate finance career in 2001 and formed FCREI in 2003. In 2006, Mr. Singal merged a subsidiary of FCREI with a real estate lending platform, and from 2006 to 2008, he grew the combined company to over $1 billion per year in real estate loan originations, with business in over 40 states.

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From 2007 to 2011, Mr. Singal obtained entitlements for over a dozen projects in California encompassing industrial, retail, multifamily, senior assisted living, hospitality and mixed-use asset types, with an aggregate value of over $250 million. In the 12 months from January 2013 to January 2014, Mr. Singal completed the buildout and acquisition of retail units in addition to the buildouts of multiple quick-service restaurant sites, which altogether had an aggregate business and real estate value of over $25 million. Additionally, in the 18 months from August 2013 to February 2015, Mr. Singal completed over nine hospitality acquisitions and led the turnaround of several thousand self-storage units, with an aggregate transaction value of over $150 million.

Between May 2015 and December 2015, Mr. Singal owned and served on the board of directors of Castle Mortgage Corp., an agency approved mortgage bank that Mr. Singal acquired, repositioned and sold.

As the chief executive officer of FCREI, Mr. Singal recently launched a debt fund with a maximum offering of $200 million, First Capital Income Fund I, LLC, and entered into a strategic partnership with an institutional partner.

As chairman of the board and chief executive officer of FCRETI, Mr. Singal has used his expertise in real estate asset selection to increase FCRETI’s assets under management significantly. Among the assets acquired by FCRETI since Mr. Singal stepped in as chairman and chief executive officer is a master plan development project in Northern California that calls for the construction of approximately 2400 residential units, 1 million square feet of office and retail space, and a hotel. Mr. Singal was also responsible for sourcing, through a partnership with the Government of Antigua and Barbuda, a development project in Antigua that calls for the development of two resorts on two separate parcels of land introducing the new Citizen Investment Program. Most recently Mr. Singal successfully negotiated the acquisition of 2027 residential lots in California and a golf course resort community in Baja Mexico.

Mr. Singal received a BA in Finance, with a concentration in Investments from California State University at Sacramento and is a licensed California Mortgage Broker.

The Company has determined that Mr. Singal’s extensive real estate finance experience and experience founding and developing FCREI has provided him with the knowledge, experience and relationships necessary to serve as a director of the Company.

The following information replaces in its entirety the section entitled “Management – Board of Directors and Executive Officers – Independent Directors” on page 86 of the Prospectus:

Independent Directors

Dr. Bob Froehlich. Dr. Froehlich has served on our board of directors as an independent director since March 2017. Over the span of his career, Dr. Froehlich has chaired investment committees for multiple global asset management organizations, including Deutsche Bank, Hartford and Kemper Funds. Dr. Froehlich was named to three different All American Institutional Research Teams in 1991, 1993 and 1994. This expertise has gained him international acclaim where he has traveled to and has provided investment and financial advice and has delivered a keynote speech on investing in 107 different countries. This expertise has also resulted in his publishing of 6 books.

Dr. Froehlich has amassed over 40 years of financial experience in both the public and private sector. Dr. Froehlich has served as: Budget Analyst for the City of Dayton, Ohio, with a budget of $100 million; chief financial officer for Montgomery County, Ohio’s Water and Sewer District, with annual operating revenues of $75 million; City Manager for the City of Beavercreek, Ohio, the youngest City Manager ever in Ohio; senior executive with Ernst & Whinney, responsible for a national practice that conducted financial feasibility studies and financial consulting to tax exempt entities; campaign finance chairman and treasurer of The Leonard Committee for Paul R. Leonard, the 58th Lieutenant Governor of Ohio; senior executive at Van Kampen Merritt, which became Van Kampen American Capital after its merger with American Capital, with over $50 billion in assets across 75 different mutual funds; vice chairman of Kemper Funds, with $75 billion in assets among 50 different funds; vice chairman of Scudder Investments, with combined assets of $200 billion in 129 funds; vice chairman of Deutsche Asset Management, a role he held until he retired in 2009. Dr. Froehlich came out of retirement in 2009 to help rebrand Hartford Financial after its near financial collapse serving as a senior executive with The Hartford Mutual Funds, where he was an officer of all 55 funds with assets totaling $84 billion.

Since his second retirement, Dr. Froehlich has begun a new chapter in his professional career by building a portfolio of boards spanning private, public, nonprofit and mutual fund companies. Dr. Froehlich has served on the board of trustees of Highland Capital Mutual Funds since December 2013, a major mutual fund company that offers alternative, equity, fixed income and asset allocation products through 14 different funds and has assets under management of $3.5 billion, and also serves as the Distribution Committee Chairman and as a member of the Audit Committee and Litigation Committee for Highland Capital Mutual Funds. Dr. Froehlich has served as an independent director and member of the Audit Committee, Conflicts Committee and Nominating and Corporate Governance Committee for NexPoint Capital, Inc. since July 2014, a publicly registered non-traded BDC. Dr. Froehlich also has served as an independent director, Compensation Committee Chairman and a member of the Audit Committee for AXAR Acquisitions Corp. since October 2014, a Special Purpose Acquisition Corporation formed for the purpose of effecting a merger, capital stock exchange or similar business combinations, which trades on the NASDAQ exchange under the symbol AUMAU. In June 2014, Dr. Froehlich became the Chairman of the board of directors, chief executive officer, president and owner of the Kane County Cougars Baseball Club, the Class “A” minor league affiliate of the Arizona Diamondbacks and a member of the Midwest League and has been a co-owner and member of the board of directors since January 2013. Dr. Froehlich was also appointed as an independent director for Galen Robotics, Inc. in August 2016, a spin-off from John Hopkins University, focusing on the surgical robotic microsurgery market.

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Dr. Froehlich served: as an independent director for Davidson Investment Advisors, Inc. from 2009 to 2016, a privately held company that provides professional money management to institutions, foundations, corporations, affluent investors and trusts; an independent director and Audit Committee Chairman for ARC Healthcare Trust, Inc. from 2013 to 2016, a publicly registered non-traded real estate investment program; an independent director, Lead Independent Director, Audit Committee Chairman and Conflicts Committee Chairman for ARC Realty Finance Trust, Inc. from 2013 to 2016, a publicly registered non-traded real estate investment program; an independent director and Lead Independent Director, Audit Committee Chairman and Conflicts Committee Chairman for American Realty Capital Daily NAV Trust, Inc. from 2012 to 2016, a publicly registered real estate investment program; Lead Independent Trustee and Audit Committee Chairman for Realty Capital Income Funds from 2014 to 2016, mutual funds sponsored by AR Capital, a full service investment firm that provides alternative solutions in a public format; and on the Advisory Board of Directors for Internet Connectivity Group, Inc. from 2014 to 2016, a full service digital media firm focusing on point of sale strategies.

Dr. Froehlich received his Ph.D. from California Coast University in 1979, M.A. from Central Michigan University in 1978, M.P.A. from the University of Dayton in 1976 and a B.A. from the University of Dayton in 1975. In 2008, he was awarded an Honorary Doctorate of Commercial Sciences form the Board of Trustees of Central Michigan University.

The Company has determined that Dr. Froehlich’s extensive experience serving as a director for several public, private, mutual fund and nonprofit companies, and his over 40 years in the finance industry has provided him with the knowledge, experience and relationships necessary to serve as a director of the Company.

Frank Grant. Mr. Grant has served on our board of directors since March 2017. Mr. Grant has served as Managing Director of Interstate Venture Capital, a venture capital and advisory firm that focuses on the world’s most promising consumer-focused Internet and mobile companies, since November 2016. Prior to Interstate Venture Capital, Mr. Grant was a Partner with Stradling, a business law firm, representing entrepreneurs, emerging growth companies, venture capital firms and investors, from July 2015 to November 2016. He focused his practice on assisting clients in solving business problems, executing business strategies and achieving critical business objectives. Prior to Stradling, Mr. Grant served as Senior Counsel at Perkins Coie, LLP, an international law firm headquartered in Seattle, Washington, from January 2012 to July 2015.

In addition to investing, Mr. Grant regularly works with public and private companies in fundraising, corporate transactions, and corporate governance matters. He has extensive experience with public and private mergers and acquisitions, asset acquisitions and dispositions, private placements and venture capital financings. He assists private and public companies in the acquisition and sale of full business enterprises, subsidiaries, divisions and other select assets. He also helps operating companies, management groups, founders and investors in various transactions, including mergers and acquisitions, joint ventures, debt and equity financings, distribution and supply arrangements and other strategic transactions.

Mr. Grant serves on the board of directors and the audit committee of First Capital Real Estate Trust, a publicly-registered, non-traded real estate investment trust. Mr. Grant is also a member of Pasadena Angels and a member of the Yurok Tribe of California. He advises companies on a wide range of tribal related matters, including federal Indian law, gaming, energy and other economic development opportunities. Mr. Grant assists in the development of diverse economic enterprises to invest in infrastructure and support tribal governmental programs. He also advises on the formation of tribal economic development corporations and assists tribes with investing in business interests ranging from restaurants and hotels, to retail shopping centers and energy generation facilities.

Mr. Grant earned a M.B.A. from the Stanford Graduate School of Business, a J.D. from Stanford Law School and a B.A. with High Honors in Economics from the University of California, Berkeley.

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The Company has determined that Mr. Grant’s extensive experience with mergers and acquisitions, fundraising and venture capital financings has provided him with the knowledge, experience and relationships necessary to serve as a director of the Company.

The following information replaces in its entirety the section entitled “Management – Board of Directors and Executive Officers – Executive Officers” on page 87 of the Prospectus:

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Year of Birth	Positions Held
Pat Clemens	1966	President and Chief Executive Officer
Perpetua Seidenberg	1990	Chief Compliance Officer
Robert Amweg	1953	Chief Financial Officer, Vice President, Treasurer and Secretary

The address for each executive officer is c/o First Capital Investment Corporation, 1560 Wilson Boulevard, Suite 450, Arlington, VA 22209.

The following information should be included at the beginning of the section entitled “Management – Board of Directors and Executive Officers – Executive Officers Who are Not Directors” on page 87 of the Prospectus:

Pat Clemens. Mr. Clemens has served as our president and chief executive officer since March 2017. From March 2014 to August 2016, Mr. Clemens served as an investment management professional for Dallas-based Revere Capital, LLC, an emerging private credit fund, where he established the firm’s west coast presence, led structured credit investments in commercial real estate and launched a new investment initiative for lower middle-market companies. From January 2008 to September 2012, Mr. Clemens served as Managing Director, Investment Management at White Oak Global Advisors, LLC, a San Francisco-based, de novo private credit investment management fund.  As one of the first strategic hires following the founders, Mr. Clemens led the creation and comprehensive buildout of the investment process: transaction sourcing development and buildout; investment due diligence, underwriting, analysis, structuring and documentation process management; and post-closing portfolio management, oversight, reporting  and valuation policies and procedures.  Mr. Clemens directly sourced and managed approximately $285 million in credit/equity transactions during his term.

From June of 2004 through May of 2007, Mr. Clemens worked for both GE Capital and CIT Group, focusing on core commercial finance transaction, targeting the Specialty Retail and Consumer sector. From June of 2000 through November of 2002, he worked for WH Hambrecht & Co. as a member of the corporate finance team pursuing IPOs, M&A, other investment banking transactions and private equity financing in the communications systems space. From November 1998 through June 2000, Mr. Clemens worked in Silicon Valley Bank’s structured products group, providing structured debt finance, international trade finance, inventory financing and other commercial banking services to late stage private, and small and mid-cap publicly traded emerging growth technology companies.  Mr. Clemens began his banking and financial services career at the Union Bank of California, where he provided corporate loans and other financial services to large general corporate clients as well as developing the bank’s emerging lending practice to middle-market technology companies

In conjunction with his banking career, Mr. Clemens has built a private consulting practice for his client base, providing strategic advisory services, including capital raising, M&A and divestitures, transaction execution and process management and other services. Mr. Clemens graduated from Purdue University in May 1990 with a  B.S. in Finance and a minor in Japanese.

The following information replaces in its entirety the section entitled “Management – Committees of the Board of Directors – Committees of the Board of Directors – Audit Committee” on page 87 of the Prospectus:

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Dr. Froehlich and Mr. Grant, each of whom is independent. Dr. Froehlich serves as the Chairman of the audit committee. Our board of directors has determined that Dr. Froehlich is an “audit committee financial expert” as defined under SEC rules.

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The following information replaces in its entirety the last two sentences of the paragraph under “Management – Committees of the Board of Directors – Nominating and Corporate Governance Committee” on page 87 of the Prospectus:

The members of the nominating and corporate governance committee are Dr. Froehlich and Mr. Grant, each of whom is independent. Mr. Grant serves as Chairman of the nominating and corporate governance committee.

The following information replaces in its entirety the second to last sentence of the first paragraph under “Management – Compensation of Directors” on page 88 of the Prospectus:

These directors are Dr. Froehlich and Mr. Grant.

The following information replaces in its entirety the first paragraph under “Portfolio Management” on page 89 of the Prospectus:

The management of our investment portfolio will be the responsibility of FCIC Advisors LLC and its investment committee, which currently consists of Pat Clemens, our president and chief executive officer, Suneet Singal, chairman of our board of directors and chief executive officer of FCREI and Tony Arostegui. FCIC Advisors’ investment committee must receive majority approval from its members for each new investment that we make.

The following information replaces in its entirety the section entitled “Portfolio Management—Investment Personnel” beginning on page 89 of the Prospectus:

Investment Personnel

Below is biographical information for the members of FCIC Advisors’ investment committee, which currently consists of Pat Clemens, our president and chief executive officer, Suneet Singal, chairman of our board of directors and Tony Arostegui. Biographical information for Messrs. Singal and Clemens appears under “Management — Board of Directors and Executive Officers.”

Tony Arostegui. Mr. Arostegui is a Partner at Downey Brand LLP, a Sacramento-based law firm, and has over 25 years of experience in handling diverse business and real estate transactions. Mr. Arostegui is highly skilled and accomplished at structuring, negotiating and documenting complex transactions including the acquisition and divestment of real estate, commercial leasing, secured and unsecured commercial financing and construction contracts. Mr. Arostegui’s clients include real estate investors, developers, landlords, tenants, lenders, borrowers, venture capital firms, private and governmental parties, receivers and trustees, and asset and property managers.

Mr. Arostegui received an AV® Preeminent™ Rating by Martindale-Hubbell from 1997-present, was named as a Northern California Super Lawyer from 2012-2014 and was named by Sacramento Magazine as a Top Lawyer, Real Estate in 2015 and 2016.

The directors, managers, officers and other personnel of FCIC Advisors currently manage no other investment entities.

The table below shows the dollar range of shares of common stock beneficially owned as of March 28, 2017 by each member of the investment committee of FCIC Advisors, based on the current public offering price of $10.00 per share:

Name of Investment Committee Member	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Pat Clemens	None
Suneet Singal	$50,001 – $100,000(4)
Tony Arostegui	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our portfolio managers is based on an assumed initial public offering price of $10.00 per share.

(3)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

(4)	Mr. Singal controls FCREI, which agreed to acquire FCIM in March 2017. FCIM previously contributed $100,000 in exchange for 11,111.11 shares of our common stock. As a result, Mr. Singal is deemed to beneficially own the shares of our common stock held by FCIM.

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The following information replaces in its entirety the section entitled “Control Persons and Principal Stockholders” on page 104 of the Prospectus:

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After satisfaction of the minimum offering requirement, no person is deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of March 17, 2017, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each member of our board of directors and each executive officer; and
•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of March 28, 2017.

Name(1)	Number of Shares	Percentage assuming maximum amount is purchased
Interested Director:
Suneet Singal(2)	11,111.11	*
Independent Directors:
Dr. Bob Froehlich	—	—
Frank Grant	—	—
Executive Officers:
Pat Clemens	—	—
Perpetua Seidenberg	—	—
Robert Amweg	—	—
All officers and directors as a group (6 persons)	11,111.11	*

______________

* Less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o First Capital Investment Corporation, 1560 Wilson Boulevard, Suite 450, Arlington, VA 22209.
(2)	Mr. Singal controls FCREI, which agreed to acquire FCIM in March 2017. FCIM previously contributed $100,000 in exchange for 11,111.11 shares of our common stock. As a result, Mr. Singal is deemed to beneficially own the shares of our common stock held by FCIM.

The following table sets forth, as of March 17, 2017, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the current public offering price of $10.00.

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Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
Suneet Singal	$50,001 – 100,000(4)
Independent Directors:
Dr. Bob Froehlich	None
Frank Grant	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on the current public offering price of $10.00 per share.
(3)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(4)	Mr. Singal controls FCREI, which agreed to acquire FCIM in March 2017. FCIM previously contributed $100,000 in exchange for 11,111.11 shares of our common stock. As a result, Mr. Singal is deemed to beneficially own the shares of our common stock held by FCIM.

The following information replaces in its entirety the third sentence under “Plan of Distribution — About the Dealer Manager” on page 126 of the Prospectus:

Democracy Funding LLC was acquired by The Bear Companies, an affiliate of FCIM, in 2005. On March 28, 2017, FCIM and Democracy Funding entered into a Membership Interest Purchase Agreement with FCREI, whereby FCREI agreed to acquire all of the membership interests of FCIM and Democracy Funding in exchange for a secured promissory note payable over time. In addition, the Membership Interest Purchase Agreement also provides for the acquisition by FCREI of The Bear Companies, an entity controlled by Jeffrey McClure and his wife, which owns Democracy Funding. The acquisition of The Bear Companies is contingent upon approval of the change in control of Democracy Funding by FINRA. No application has been submitted to FINRA at this time, and there can be no assurance as to whether FINRA will approve the change in control on the terms contemplated by the Membership Interest Purchase Agreement.

Investment Portfolio

The following information is hereby inserted immediately prior to “Summary—About FCIC Advisors” on page 3 of the Prospectus.

The following table sets forth certain information as of March 30, 2017 with respect to each company in which we had a debt or equity investment.

Name of Portfolio Company	Industry	Security Type	Maturity	Interest Rate	Amortized Cost

First Capital Retail, LLC	Fast Food Restaurants and Stands	Unsecured Loan	3/31/2018	L + 9.00%	$1,500,000

Change to Our Volume Discounts

The following information replaces in its entirety the twelfth paragraph and related table and the paragraph that follows such table under “Plan of Distribution — Compensation of Dealer Manager and Selected Broker-Dealers” beginning on page 128 of the Prospectus:

We are offering volume discounts to “single purchasers” that purchase more than $500,000 worth of our shares in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The per share purchase price will apply to the specific range of each share purchased in the total volume ranges set forth in the table below:

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$5,000 - $500,000	$10.00	7.0%
$500,001 - $1,000,000	$9.90	6.0%
$1,00,001 - $5,000,000	$9.55	2.5%
$5,000,001 and up	$9.55	2.5%(2)

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted accordingly for changes in the offering price.
(2)	For purchases of $5,000,001 or more, in our sole discretion, selling commissions may be reduced to an amount that is lower than 2.5% per share, but in no event will the proceeds to us be less than $9.00 per share. In the event of a sale of $5,000,001 or more with reduced selling commissions, we will supplement this prospectus to include: (a) the aggregate amount of the sale, (b) the price per share paid by the purchaser and (c) a statement that other investors wishing to purchase at least the amount described in clause (a) will pay no more per share than the purchaser described in clause (b).

Any reduction in the amount of the selling commissions in respect of volume discounts received will be credited to the investor in the form of additional shares. Fractional shares will be issued.

As an example, a single purchaser would receive 100,505.05 shares rather than 100,000 shares for an investment of $1,000,000 and the selling commissions would be $65,000. The discount would be calculated as follows: the purchaser would acquire 50,000 shares at a cost of $10.00 per share and 50,505.05 at a cost of $9.90 per share and would pay 7.0% selling commissions per share for 50,000 shares and 6.0% selling commissions for 50,505.05 shares. The dealer manager fee of 3.0% per share would still be payable out of the purchase price per share. In no event will the proceeds to us be less than $9.00 per share.

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